NUMBER                    IVC INDUSTRIES, INC.                    SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
IVU
                                  COMMON STOCK
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS IS TO CERTIFY that                                       CUSIP 45070M 30 9


     is the owner of

                         full-paid and non-assessable shares of Common Stock of
the par value of Eight Cents ($.08) each of

                              IVC INDUSTRIES, INC.
=============================                      =============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


      /s/ Domenic Golato                          /s/ Joseph Edell

            SECRETARY                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                [Corporate Seal]


                                    COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                  (NEW YORK, NY)

                                                         TRANSFER AGENT
                                                         AND REGISTRAR

                                                         AUTHORIZED SIGNATURE

      The Corporation will furnish without charge to any shareholder who so requests a full statement of, and the authority of the Board of Directors to fix, the designation, relative rights, preferences and limitations of the shares of each class of stock, or series thereof, authorized to be issued.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common Act

 UNIF GIFT MIN ACT --                  Custodian
                     ------------------          ------------
                          (Cust)                   (Minor)
                     under Uniform Gifts to Minors

                     Act
                        ------------------
                              (State)

     Additional abbreviations may also be used though not in the above list.

      For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

  ---------------------------

  ---------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------


                  --------------------------------------------------------------
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


----------------------------------------
THE SIGNATURE(S) MUST BE GURANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS), STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GURANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.